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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 January 24, 2002



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-11047                    22-2870438
  (State or other juris-           (Commission             (I.R.S. Employer ID
 diction of incorporation)         File Number)                   Number)



                                  Olsen Centre
                    849 E Stanley Blvd, Livermore, CA. 94550
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 373-0374 not applicable
          (Former name or former address, if changed since last report)


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SPARTA SURGICAL CORPORATION

Form 8-K


ITEM 5 - OTHER EVENTS
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On January 4, 2002, we entered into a non-binding letter of intent to merge with
Shepard Medical Products, Inc. ("Shepard"), which is subject to the completion of due diligence, preparation and execution of a Stock Exchange Agreement and other conditions. On January 22, 2002, Shepard and the Company agreed to negotiate a revision relating to the terms and structure under the non-binding letter of intent entered into on January 4, 2002. However, there can be no assurance that we will be able to negotiate favorable terms and finalize a revised non-binding letter of intent with Shepard successfully and thereby a possibility may exist that the non-binding letter of intent dated January 4, 2002 would be terminated in its entirety by either Shepard and/or the Company.




                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPARTA SURGICAL CORPORATION
Date: January 24, 2002
                                         By /s/ Thomas F. Reiner
                                         ---------------------------------------
                                         Thomas F. Reiner,
                                         Chairman of the Board,
                                         President and Chief Executive Officer